FOR IMMEDIATE RELEASE

CONTACT:           STEVEN KESSLER
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
215/546-5005, 215/546-4785 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR SECOND FISCAL QUARTER ENDED MARCH 31, 2007

Philadelphia, PA, May 1, 2007 - Resource America, Inc. (Nasdaq: REXI) (the "Company") reported second fiscal quarter ended March 31, 2007 revenues of $31.6 million, operating income of $15.0 million, income from continuing operations before income taxes of $8.4 million, and income from continuing operations and net income of $5.4 million, or $0.29 per common share-diluted.

Assets under management increased to $14.7 billion at March 31, 2007 from $9.5 billion at March 31, 2006, an increase of $5.2 billion (54%). As of April 30, 2007, the Company’s assets under management had increased to $15.0 billion.

The following table details assets under management by operating segment:

	At March 31,
	2007		2006
Financial fund management	$12.7 billion	(1)	$8.4 billion
Real estate	1.3 billion	(1)	0.6 billion
Commercial finance	0.7 billion		0.5 billion
	$14.7 billion		$9.5 billion

(1)	Includes assets under management of $2.0 billion at March 31, 2007 on warehouse facilities for which the Company has been engaged as the collateral manager for CDOs not yet closed.

For the second fiscal quarter ended March 31, 2006, the Company had revenues of $20.5 million, operating income of $8.4 million, income from continuing operations before income taxes and cumulative effect of a change in accounting principle of $8.7 million, income from continuing operations before cumulative effect of a change in accounting principle of $4.9 million, or $0.26 per common share-diluted, and net income of $5.1 million, or $0.27 per common share-diluted.

Operating income as adjusted, before depreciation and amortization, was $15.7 million and $25.7 million for the second fiscal quarter and six months ended March 31, 2007, as compared to $9.3 million and $15.8 million for the second fiscal quarter and six months ended March 31, 2006, an increase of $6.4 million and $9.9 million, respectively. The following reconciles operating income as adjusted to operating income (in thousands):

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2007	2006	2007	2006
Operating income	$14,973	$8,433	$24,274	$14,102
Plus:
Depreciation and amortization	719	836	1,428	1,674
Operating income as adjusted	$15,692	$9,269	$25,702	$15,776

Management of the Company believes that operating income as adjusted provides additional information with respect to the Company’s ability to meet its debt service, capital expenditures and working capital requirements. This measure is similar to earnings before interest, taxes, depreciation and amortization, or EBITDA, a commonly used measure of a business’ ability to generate cash flow without consideration of its financing structure. EBITDA is widely used by commercial banks, investment bankers, rating agencies and investors in evaluating performance relative to peers and pre-set performance standards. Neither adjusted operating income nor EBITDA are measures of financial performance under generally accepted accounting principles, or GAAP, and, accordingly, should not be considered as a substitute for net income or cash flows from operating activities prepared in accordance with GAAP.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the financial fund management, real estate and commercial finance sectors.

A description of how the Company calculates assets under management is set forth in Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

For more information, please visit our website at www.resourceamerica.com or contact investor relations at pschreiber@resourceamerica.com.

Highlights for the Second Fiscal Quarter Ended March 31, 2007 and Recent Developments

CORPORATE:

®	The Company increased its book value per share to $11.49 at March 31, 2007 from $11.17 at September 30, 2006.

®
Resource Capital Corp. (“RCC”), a real estate investment trust managed by the Company and in which the Company owns approximately 1.9 million common shares, declared a cash dividend of $0.39 per common share for the quarter ended March 31, 2007.

®
The Company’s Board of Directors authorized the payment of an increased cash dividend on February 28, 2007 in the amount of $0.07 per share on the Company’s common stock. The new quarterly cash dividend represents a 17% increase from the Company’s formerly quarterly cash dividend of $0.06 per share.

FINANCIAL FUND MANAGEMENT:

®	The Company’s financial fund management operating segment increased its assets under management at March 31, 2007 to $12.7 billion, an increase of $4.3 billion (51%) from March 31, 2006.

®
During the period from January 2007 through April 30, 2007, the Company closed or priced four CDO transactions that will finance a total of $1.7 billion of assets. The Company closed Trapeza CDO XII, Ltd. and Apidos CDO V financing a total of $918.0 million of trust preferred securities and bank loans. In addition, the Company priced Resource Europe CLO I B.V., its first European collateralized loan obligation (“CLO”), financing EUR 300.0 million of predominately western European secured leveraged loans and Apidos Cinco CDO a $350.0 million transaction that will be managed by Apidos on behalf of RCC.

®
Financial fund management revenues increased by $10.2 million (176%) to $16.0 million for the second fiscal quarter ended March 31, 2007 from $5.8 million for the second fiscal quarter ended March 31, 2006.

®
Apidos Capital Management, LLC (“Apidos”), the Company’s wholly-owned subsidiary focusing on investing, financing, structuring and managing bank loans, increased its managed assets to $2.5 billion at March 31, 2007 from $829.0 million at March 31, 2006.

®
Ischus Capital Management, LLC (“Ischus”), the Company’s wholly-owned subsidiary focusing on investing, financing, structuring and managing asset-backed securities, including residential mortgage-backed and commercial mortgage-backed securities, increased its managed assets to $4.9 billion at March 31, 2007 from $4.0 billion at March 31, 2006.

®
Trapeza Capital Management (“Trapeza”), the Company’s joint venture fund manager that originates, structures, finances and manages trust preferred securities and senior debt securities of banks, bank holding companies, insurance companies and other financial companies, increased its managed assets to $4.7 billion at March 31, 2007 from $3.5 billion at March 31, 2006.

®
Resource Europe Management (“Resource Europe”), the Company’s European bank loan asset manager, increased its managed assets to $403.0 million at March 31, 2007 from $91.3 million at September 30, 2006. Resource Europe began acquiring loans during the quarter ended September 30, 2006.

®
In March 2007, the Company formed Coredo Capital Management, LLC to focus on originating, structuring and managing trust preferred securities of real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”).

REAL ESTATE:

®
Resource Real Estate Holdings, Inc. (“RRE”), the Company’s real estate asset manager that invests in and manages real estate investment vehicles for itself and for outside investors and operates the Company’s commercial real estate debt platform, increased its assets under management to $1.3 billion at March 31, 2007, an increase of $614.0 million (96%) from March 31, 2006.

®	RRE acquired two properties during the three months ended March 31, 2007, with an aggregate purchase price of $15.7 million.

COMMERCIAL FINANCE:

®
LEAF Financial Corporation (“LEAF”), the Company’s commercial finance asset manager, increased its commercial finance originations to $129.9 million for the second fiscal quarter ended March 31, 2007, an increase of $36.3 million (39%) from the second fiscal quarter ended March 31, 2006.

®	Commercial finance assets under management increased to $737.0 million at March 31, 2007, an increase of $267.0 million (57%) from March 31, 2006.

®	Commercial finance revenues increased to $8.6 million for the second fiscal quarter ended March 31, 2007 from $5.5 million (55%) for the second fiscal quarter ended March 31, 2006.

®	LEAF launched Merit Capital Advance, a new line of business to provide capital to small businesses by advancing cash against future credit card receipts.

®
LEAF commenced its $120.0 million offering of LEAF Equipment Leasing Income Fund III, its third publicly offered commercial finance fund. As of April 30, 2007, LEAF has raised $19.5 million for LEAF III.

®
Robert J. Hunter was hired by LEAF as its Executive Vice President and Chief Marketing Officer in February, 2007.  Mr. Hunter has over 20 years experience in the leasing business. Prior to joining LEAF, Mr. Hunter was the SVP of Business Development and Marketing with Citicorp Vendor Finance, the equipment leasing and finance business unit of Citigroup.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied in this release. For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1A of the Company’s Annual Report on Form 10-K.

The remainder of this release contains the Company’s unaudited consolidated balance sheets, consolidated statements of income, consolidated statements of cash flows and a reconciliation of net cash used in operating activities of continuing operations to net cash provided by operating activities of continuing operations as adjusted.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2007	September 30, 2006
	(unaudited)
ASSETS
Cash	$18,199	$37,622
Restricted cash	17,072	8,103
Receivables	33,839	2,312
Receivables from managed entities	14,132	8,795
Investments in commercial finance	200,908	108,850
Loans held for investment	495,275	69,314
Investments in real estate	49,505	50,104
Investment securities available-for-sale	66,721	64,857
Investments in unconsolidated entities	32,383	26,626
Property and equipment, net	9,918	9,525
Deferred income taxes	8,470	6,408
Other assets	32,130	24,237
Total assets	$978,552	$416,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable, accrued expenses and other liabilities	$65,955	$29,526
Payables to managed entities	875	1,579
Borrowings	692,441	172,238
Deferred income tax liabilities	8,207	10,746
Minority interests	8,782	9,602
Total liabilities	776,260	223,691

Commitments and contingencies	−	−

Stockholders’ equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	-	-
Common stock, $.01 par value, 49,000,000 shares authorized; 26,702,748 and 26,401,708 shares issued, respectively	267	264
Additional paid-in capital	263,848	259,882
Retained earnings	33,009	25,464
Treasury stock, at cost; 9,095,244 and 9,110,290 shares, respectively	(96,799)	(96,960)
ESOP loan receivable	(453)	(465)
Accumulated other comprehensive income	2,420	4,877
Total stockholders’ equity	202,292	193,062
	$978,552	$416,753

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2007	2006	2007	2006
REVENUES
Financial fund management	$16,030	$5,814	$28,417	$13,293
Real estate	7,008	9,206	11,572	13,860
Commercial finance	8,564	5,517	15,653	10,598
	31,602	20,537	55,642	37,751
COSTS AND EXPENSES
Financial fund management	5,401	2,765	9,953	5,064
Real estate	3,195	2,714	6,208	4,979
Commercial finance	4,560	3,553	8,191	6,471
General and administrative	2,754	2,236	5,588	5,461
Depreciation and amortization	719	836	1,428	1,674
	16,629	12,104	31,368	23,649
OPERATING INCOME	14,973	8,433	24,274	14,102

OTHER INCOME (EXPENSE)
Interest expense	(7,694)	(1,369)	(12,285)	(3,665)
Minority interests	(715)	(369)	(1,275)	(771)
Other income, net	1,811	1,962	4,339	2,835
	(6,598)	224	(9,221)	(1,601)
Income from continuing operations before income taxes and cumulative effect of a change in accounting principle	8,375	8,657	15,053	12,501
Provision for income taxes	2,955	3,723	5,165	2,186
Income from continuing operations before cumulative effect of a change in accounting principle	5,420	4,934	9,888	10,315
(Loss) income from discontinued operations, net of tax	(37)	152	(56)	1,090
Cumulative effect of a change in accounting principle, net of tax	−	−	−	1,357
Net income	$5,383	$5,086	$9,832	$12,762

Basic earnings per common share:
Continuing operations	$0.31	$0.28	$0.57	$0.57
Discontinued operations	−	0.01	−	0.06
Cumulative effect of accounting change	−	−	−	0.08
Net income	$0.31	$0.29	$0.57	$0.71
Weighted average shares outstanding	17,242	17,606	17,267	17,822

Diluted earnings per common share:
Continuing operations	$0.29	$0.26	$0.52	$0.53
Discontinued operations	−	0.01	−	0.06
Cumulative effect of accounting change	−	−	−	0.07
Net income	$0.29	$0.27	$0.52	$0.66
Weighted average shares outstanding	19,027	19,069	19,074	19,232

Dividends declared per common share	$0.07	$0.06	$0.13	$0.12

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended March 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,832	$12,762
Adjustments to reconcile net income to net cash used in operating activities:
Cumulative effect of a change in accounting principle, net of tax	−	(1,357)
Depreciation and amortization	1,721	1,674
Equity in earnings of unconsolidated entities	(7,926)	(4,287)
Minority interests	1,275	771
Distributions from unconsolidated entities	7,852	6,038
Loss (income) from discontinued operations	56	(1,090)
Gain on sale of assets	(5,307)	(6,016)
Deferred income tax (benefit) provision	(4,023)	1,154
Non-cash compensation on long-term incentive plans	1,316	724
Non-cash compensation issued	139	531
Non-cash compensation received	(361)	(1,222)
Increase in commercial finance investments	(92,246)	(12,415)
Changes in operating assets and liabilities	(5,222)	(5,354)
Net cash used in operating activities of continuing operations	(92,894)	(8,087)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(1,494)	(1,550)
Payments received on real estate loans and real estate	8,401	20,434
Investments in real estate	(10,163)	(25,302)
Purchase of investments	(9,881)	(28,575)
Proceeds from sale of investments	4,694	5,415
(Increase) decrease in restricted cash	(8,969)	5,000
(Increase) decrease in other assets	(1,775)	191
Net cash used in investing activities of continuing operations	(19,187)	(24,387)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	356,944	260,204
Principal payments on borrowings	(262,651)	(237,928)
Dividends paid	(2,287)	(2,145)
Distributions paid to minority interest holders	(968)	(783)
Proceeds from issuance of stock	927	79
Purchase of treasury stock	−	(8,350)
Tax benefit from the exercise of stock options	1,887	−
Net cash provided by financing activities of continuing operations	93,852	11,077
Net cash retained by entities previously consolidated	−	(3,825)
CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	(49)	8,828
Investing activities	−	27,124
Financing activities	(1,145)	−
Net cash (used in) provided by discontinued operations	(1,194)	35,952
(Decrease) increase in cash	(19,423)	10,730
Cash at beginning of period	37,622	30,353
Cash at end of period	$18,199	$41,083

Reconciliation of Net Cash Used In Operating Activities of Continuing Operations to Net Cash Provided By Operating Activities of Continuing Operations, As Adjusted

Net cash provided by operating activities of continuing operations as adjusted was $10.8 million for the six months ended March 31, 2007 as compared to $13.7 million for the six months ended March 31, 2006. The following reconciles net cash provided by operating activities of continuing operations as adjusted to net cash used in operating activities of continuing operations (in thousands):

	Six Months Ended
	March 31,
	2007	2006
Net cash used in operating activities of continuing operations	$(92,894)	$(8,087)

Adjustments:
Increase in commercial finance investments	92,246	12,415
Changes in operating assets and liabilities	5,222	5,354
Proceeds from sale of a partial partnership interest and an investment	6,268	4,000
Net cash provided by operating activities of continuing operations, as adjusted	$10,842	$13,682